Exhibit 21

      Subsidiaries (direct and indirect) of The Bear Stearns Companies Inc.
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                                                                                    Jurisdiction of
                                                                                    Incorporation
                                                                                    or Organization
                                                                                    ---------------
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ABC Gestion                                                                         France
ALIMAX Corp.                                                                        New York
AMC Real Estate Inc.                                                                Texas
AURA Partners, L.P.                                                                 Delaware
Ashdla Holdings LLC                                                                 Delaware
Ashdla LLC                                                                          Delaware
BBT 1995-I Corp.                                                                    Delaware
BS Agency GP Capital Inc.                                                           Delaware
BS Fund America 1993-C GP Capital Inc.                                              Delaware
BS Fund America 1993-D GP Capital Inc.                                              Delaware
BSC Hotel Capital Corporation                                                       New York
BSC Securities Corp.                                                                New York
BSC Thanksgiving Partners, Ltd.                                                     Texas
BSCP Cayman                                                                         Cayman Islands
BSCGP Inc.                                                                          Delaware
BSMSI 1993-12 Reserve Fund Corp.                                                    Delaware
Battery Park Capital Corp.                                                          New York
Bear Hunter L. L. C.                                                                New York
Bear Specialist, Inc.                                                               New York
Bear, Stearns & Co. Inc.                                                            Delaware
Bear, Stearns & Co. L.P.                                                            New York
Bear Stearns Acquisition V, Inc.                                                    Delaware
Bear Stearns Acquisition XII, Inc.                                                  Delaware
Bear Stearns Acquisition XIV                                                        Delaware
Bear Stearns Acquisition XV                                                         Delaware
Bear Stearns Acquisition XVI                                                        Delaware
Bear Stearns Argentina Inc.                                                         Delaware
Bear Stearns Asia Limited                                                           Hong Kong
Bear Stearns Asset Backed Investors Corp.                                           Delaware
Bear Stearns Asset Backed Securities, Inc.                                          Delaware
Bear Stearns Asset Management Inc.                                                  New York
Bear Stearns Asset Management (Ireland) Limited                                     Dublin
Bear Stearns Bank plc                                                               Ireland
Bear Stearns Benefits Planning Group                                                New York
Bear, Stearns Benefits Planning Group Inc.                                          Delaware
Bear Stearns Bridge Management Inc.                                                 Delaware
Bear Stearns Canada Holdings Corp.                                                  Delaware
Bear Stearns Capital Markets Inc.                                                   Delaware
Bear Stearns Commercial Mortgage, Inc.                                              New York
Bear, Stearns Commercial Mortgage Securities Inc.                                   Delaware
Bear Stearns do Brasil Ltda.                                                        Brazil
Bear Stearns Dublin Development Centre Limited                                      Dublin
Bear Stearns FLLC Corp.                                                             Delaware
Bear Stearns Far East Limited                                                       Hong Kong
Bear Stearns Finance LLC                                                            Cayman Islands
Bear Stearns Finance S.A.                                                           France
Bear Stearns Financial Products Inc.                                                Delaware
Bear Stearns Financial Technologies Inc.                                            Delaware
Bear Stearns Forex Inc.                                                             Delaware
Bear, Stearns Funding, Inc.                                                         Delaware
Bear Stearns Funds Management Inc.                                                  Delaware
Bear Stearns GMBH                                                                   Germany
Bear Stearns Global Asset Holdings, Ltd.                                            Cayman Islands
Bear Stearns Global Asset Trading, Ltd.                                             Cayman Islands
Bear Stearns Global Equity Derivatives Inc.                                         Delaware
Bear Stearns Global Investors Inc.                                                  New York
Bear Stearns Global Lending Limited                                                 Cayman Islands
Bear Stearns Global Securitisation Limited                                          United Kingdom
Bear Stearns Government Products Corp.                                              Delaware
Bear Stearns Holdings Fund Limited                                                  Delaware
Bear Stearns Holdings Limited                                                       United Kingdom
Bear Stearns Hong Kong Limited                                                      Hong Kong
Bear, Stearns Insurance Agency Incorporated                                         Massachusetts
Bear Stearns Insurance Agency of California, California Incorporated                California
Bear, Stearns International Holdings Inc.                                           New York
Bear, Stearns International Limited                                                 United Kingdom
Bear Stearns International Trading Limited                                          United Kingdom
Bear Stearns Investment Advisors Inc.                                               Delaware
Bear Stearns Investments Products Inc.                                              New York
Bear Stearns Irish Holdings Inc.                                                    Delaware
Bear Stearns (Israel), Inc.                                                         Delaware
Bear Stearns (Japan), Ltd.                                                          Delaware
Bear Stearns Merchant Fund Corp.                                                    Delaware
Bear Stearns Mortgage Capital Corporation                                           Delaware
Bear Stearns N. Y., Inc.                                                            New York
Bear, Stearns Netherlands Holding B.V.                                              Netherlands & Delaware
Bear Stearns Oil Trading Limited                                                    United Kingdom
Bear Stearns Overseas Ltd.                                                          Cayman Islands
Bear Stearns Partners Apartment Fund I LP                                           Delaware
Bear Stearns Philippines Ltd.                                                       Delaware
Bear Stearns Real Estate Group Inc.                                                 New York
Bear, Stearns Realty Investors, Inc.                                                Delaware
Bear, Stearns Realty Partners Apt. Fund                                             Delaware
Bear Stearns Realty Partners Corporation                                            Delaware
Bear Stearns S. A.                                                                  Delaware
Bear Stearns Secured Investors Inc.                                                 Delaware
Bear Stearns Secured Investors Inc. II                                              Delaware
Bear Stearns Securities Administration Corporation                                  Delaware
Bear, Stearns Securities Corp.                                                      New York
Bear Stearns Singapore Asset Holdings Pte Ltd.                                      Singapore
Bear Stearns Singapore Pte Limited                                                  Singapore
Bear Stearns Spanish Securitization Corp.                                           Delaware
Bear Stearns State Asia, Inc.                                                       Philippines
Bear Stearns Structured Securities Inc.                                             Delaware
Bear Stearns Trading Risk Management Inc.                                           Delaware
Bear Stearns U.K.                                                                   United Kingdom
Bear TEL Corp.                                                                      Delaware
Blaylock & Partners, L.P.                                                           Delaware
CTC Services, Inc.                                                                  New York
Commercial Asset Structured Securities Inc.                                         Delaware
Commercial Principal Guaranteed Investors Inc.                                      Delaware
Constellation Venture Capital Offshore, L.P.                                        Cayman Islands
Constellation Ventures, L. P.                                                       Cayman Islands
Constellation Ventures Management LLC                                               New York
Custodial Trust Company                                                             New Jersey
Custrust                                                                            New Jersey
DHYNO 1998-1 LLC                                                                    Delaware
EMC Funding Corporation                                                             Delaware
EMC Funding Corporation Two                                                         Delaware
EMC GP Capital Inc.                                                                 Delaware
EMC Mortgage Corporation                                                            Delaware
EMC Residential Mortgage Corporation                                                Delaware
FAST 1996-2 GP, Inc.                                                                Delaware
FAST 1996-2, L.P.                                                                   Delaware
Final Four LLC                                                                      Delaware
Fund America Structured Transactions, Inc.                                          Delaware
Fund America Structured Transactions, L.P.                                          Delaware
Genesis Acquisition Corp.                                                           Delaware
Gregory/Madison Avenue Inc.                                                         Delaware
Gregory/Madison Avenue LLC                                                          Delaware
Gregory Properties Inc.                                                             Delaware
HI&G Acquisition Corp.                                                              Delaware
Hill Street Funding III Inc.                                                        Delaware
Hill Street Funding III L.P.                                                        Delaware
ISB Real Estate Corporation                                                         Delaware
LIBOR Asset Securities, Inc.                                                        Delaware
MAX Flow Corp.                                                                      Delaware
MAX Recovery Inc.                                                                   Delaware
MAX Recovery Inc. II                                                                Delaware
MSS Acquisition Corp. II                                                            Delaware
Managed Income Securities Plus Fund, Inc.                                           Delaware
Motor City Four L.L.C.                                                              Delaware
New Castle Holding, Inc.                                                            Delaware
New Castle Partners LLC                                                             Cayman Islands
Nice-Pak Acquisition Corp.                                                          Delaware
Oxford Acquisition Corp.                                                            Delaware
Principal Guaranteed Investors Inc.                                                 Delaware
Priton Capital, L.P.                                                                Delaware
Priton Holding, Inc.                                                                Delaware
Prometheus Funding Corp.                                                            Delaware
Quatro Finale L L C                                                                 Delaware
Quatro Finale II LLC                                                                Delaware
RC Acquisition Corp.                                                                Delaware
Research Conversion Corp.                                                           Delaware
RSD Hanover Company Inc.                                                            Delaware
SACO I Inc.                                                                         Delaware
Safety Acquisition Corp.                                                            Delaware
Standard Acquisition Corp.                                                          Delaware
Status Securities Inc.                                                              New York
Street Pricing Service                                                              New York
Strike Technologies LLC                                                             Delaware
Structured Asset Mortgage Investments Inc.                                          Delaware
Structured Mortgage Asset Corp.                                                     Delaware
Sun Apparel Acquisition Corp.                                                       Delaware
Thanksgiving Properties, Inc.                                                       Delaware
Thanksgiving Tower Partners                                                         Texas
Uniscribe Acquisition Corp.                                                         Delaware
VHC Acquisition Corp.                                                               Delaware
White River Securities Corp.                                                        New York
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